UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               December 15, 2005
                Date of Report (Date of Earliest Event Reported)

                                  ZiLOG, Inc.
             (Exact name of Registrant as specified in its charter)


Delaware                               001-13748              13-3092996
(State or other Jurisdiction       (Commission File No.)    (IRS Employer
of  Incorporation)                                          Identification No.)

                                532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)

                                 (408) 558-8500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Change in Control Agreement

On December 15, 2005, ZiLOG, Inc. (the "Registrant"), entered in Change in Control Agreements (the "Agreements") with Perry J. Grace, Chief Financial Officer and Vice President of Finance ("Mr. Grace"), and Norman G. Sheridan, Executive Vice President of Technology and Operations ("Dr. Sheridan") (each an "Executive"). Each Change in Control Agreement is effective as of December 15, 2005. Other than the name of the Executive who is a party to each agreement and the date of their respective employment agreements, the Agreements are substantially identical. A copy of the form of the Agreements is attached hereto as Exhibit 99.1.

Pursuant to the terms of each Agreement, in the event an Executive is terminated without cause or resigns for good reason during a period two months prior to and twelve months following a Change in Control, the Executive shall be entitled to the following payments and benefits (collectively, the "Change in Control Payments"): (i) a lump sum payment of one and one-half times Executive's annual base salary, (ii) all of Executive's outstanding and exercisable stock options, at the time of termination, shall immediately become exercisable, and (iii) Executive's medical benefits under the Registrant's plan shall continue for a period of one year from the date of termination unless Executive becomes eligible for coverage under another's employer's medical plans.

In addition to the Change in Control Payments, any and all of Executive's Company restricted stock awards that are outstanding at the time of the Change in Control and not free from restrictions, shall immediately become free from restrictions on the occurrence of a Change in Control.

Each Executive, in exchange for the Change in Control Payments, agrees to execute a valid waiver and release of any and all claims against the Registrant and its agents.

The foregoing summary of the Change in Control Agreements is subject to, and qualified in its entirety by, the form of Change in Control Agreement attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference.

     (c)  Exhibits.

          The following exhibits are furnished with this report on Form 8-K:

          99.1    Change in Control Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZiLOG, INC.

                                              By:  /s/ Perry J. Grace
                                                   ------------------------
                                                   Perry J. Grace
                                                   Vice President and Chief
                                                   Financial Officer

                                                      Date: December 16, 2005

EXHIBIT NUMBER DESCRIPTION ------- 99.1 Change in Control Agreement